                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               -----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -----------------------
       Title:  Senior Vice President
                                                             as of July 1, 2014

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2015

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                        Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                        Contractual     0.59%    January 1, 2014   December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2015
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2015
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2015
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2015

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Growth and Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Low Volatility Equity Yield Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2012    June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012    June 30, 2015
   Investor Class Shares                 Contractual     2.00%      July 1, 2012    June 30, 2015

Invesco Pennsylvania Tax Free Income
  Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco S&P 500 Index Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012    June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Small Cap Discovery Fund
   Class A Shares
   Class B Shares                        Contractual     2.00%      July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                        Contractual     1.75%   September 24, 2012 June 30, 2015
                                         Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Strategic Real Return Fund
   Class A Shares                                                                     April 30,
                                         Contractual     0.78%     April 30, 2014       2015
   Class C Shares                                                                     April 30,
                                         Contractual     1.53%     April 30, 2014       2015
   Class R Shares                                                                     April 30,
                                         Contractual     1.03%     April 30, 2014       2015
   Class R5 Shares                                                                    April 30,
                                         Contractual     0.53%     April 30, 2014       2015
   Class R6 Shares                                                                    April 30,
                                         Contractual     0.53%     April 30, 2014       2015
   Class Y Shares                                                                     April 30,
                                         Contractual     0.53%     April 30, 2014       2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2015
   Class S Shares                        Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco Diversified Dividend Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                       Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares                 Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco Summit Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                        Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                        Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Global Core Equity Fund
   Class A Shares                        Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                        Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                        Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                       Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco International Small Company Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                       Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                       Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Small Cap Equity Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                       Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                       Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                        Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                       Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                       Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                       Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                        Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2030
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                       Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                       Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                        Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                       Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                       Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                       Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                        Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2040
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                       Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                       Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                        Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                       Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                       Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                       Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                        Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2050
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                       Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                       Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                        Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                       Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                       Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                       Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                        Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement Now
  Fund
   Class A Shares                        Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                       Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                        Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                       Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                        Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                       Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                       Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                       Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                        Contractual     0.00%    November 4, 2009  April 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ------------------ --------------
Invesco Conservative Allocation Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                        Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                        Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Convertible Securities Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Low Volatility Equity
  Yield Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                        Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                       Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                        Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Income Allocation Fund
   Class A Shares                        Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                        Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                        Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                        Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                       Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                        Contractual     0.00%      May 1, 2012     April 30, 2015

Invesco International Allocation Fund
   Class A Shares                        Contractual     2.25%      May 1, 2012     June 30, 2015
   Class B Shares                        Contractual     3.00%      May 1, 2012     June 30, 2015
   Class C Shares                        Contractual     3.00%      May 1, 2012     June 30, 2015
   Class R Shares                        Contractual     2.50%      May 1, 2012     June 30, 2015
   Class R5 Shares                       Contractual     2.00%      May 1, 2012     June 30, 2015
   Class Y Shares                        Contractual     2.00%      May 1, 2012     June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Moderate Allocation Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2015
   Class S Shares                        Contractual     1.40%      July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Small Cap Growth Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2015
   Investor Class Shares                 Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco U.S. Mortgage Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

                AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco European Growth Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     3.00%      July 1, 2009      June 30. 2015
   Class C Shares                        Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                        Contractual     2.50%      July 1, 2009      June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                 Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco Global Growth Fund
   Class A Shares                        Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares                        Contractual     3.00%    January 1, 2013     June 30. 2015
   Class C Shares                        Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares                       Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares                       Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares                        Contractual     2.00%    January 1, 2013     June 30, 2015

Invesco Global Opportunities Fund
   Class A Shares                        Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares                        Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares                        Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares                       Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares                       Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares                        Contractual     1.11%     August 1, 2012   February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Global Small & Mid Cap Growth
  Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                        Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco International Core Equity Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                        Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                        Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     2.00%      July 1, 2009      June 30, 2015
   Class R6 Shares                       Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                 Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco International Growth Fund
   Class A Shares                        Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares                        Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares                        Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares                       Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares                       Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2013      June 30, 2015

Invesco Select Opportunities Fund
   Class A Shares                        Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares                        Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares                        Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares                       Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares                       Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares                        Contractual     1.26%     August 1, 2012   February 28, 2015

                          AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                        Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                        Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                        Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                       Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                       Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                        Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Balanced-Risk Commodity
  Strategy Fund/4/
   Class A Shares                        Contractual     2.00%      July 1, 2014      June 30. 2015
   Class B Shares                        Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares                       Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2014      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco China Fund
   Class A Shares                        Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco Developing Markets Fund
   Class A Shares                        Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares                        Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Emerging Markets Equity Fund
   Class A Shares                        Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                        Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                        Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                       Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                       Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                        Contractual     1.60%      May 11, 2011    February 28, 2015

Invesco Emerging Market Local Currency
  Debt Fund
   Class A Shares                        Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                        Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                        Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                        Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                        Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                       Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                       Contractual     0.99%   September 24, 2012 February 28, 2015

Invesco Endeavor Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Global Health Care Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015
   Investor Class Shares                 Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Global Infrastructure Fund
   Class A Shares                        Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                        Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                        Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                        Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                       Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                       Contractual     1.15%      May 2, 2014       May 31, 2015

Invesco Global Markets Strategy Fund/5/
   Class A Shares                        Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                        Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                        Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                       Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                       Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                        Contractual     1.55%   December 17, 2013  February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                        Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                        Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                        Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                       Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                       Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                        Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Global Targeted Returns Fund/6/
   Class A Shares                        Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                        Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                        Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                       Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                       Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                        Contractual     1.46%   December 17, 2013  December 31, 2015

Invesco International Total Return Fund
   Class A Shares                        Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                        Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                        Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                       Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                       Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                        Contractual     0.85%     March 31, 2006   February 28, 2015

Invesco Long/Short Equity Fund
   Class A Shares                        Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                        Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                        Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                       Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                       Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                        Contractual     1.62%   December 17, 2013  December 31, 2015

Invesco Low Volatility Emerging Markets
  Fund
   Class A Shares                        Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                        Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                        Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                       Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                       Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                        Contractual     1.47%   December 17, 2013  December 31, 2015

Invesco Macro International Equity Fund
   Class A Shares                        Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                        Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                        Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                       Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                       Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                        Contractual     1.18%   December 17, 2013  December 31, 2015

Invesco Macro Long/Short Fund
   Class A Shares                        Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                        Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                        Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                       Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                       Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                        Contractual     1.62%   December 17, 2013  December 31, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares                        Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares                        Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     2.50%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Premium Income Fund
   Class A Shares                        Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares                        Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares                        Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares                       Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares                       Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares                        Contractual     0.64%   December 13, 2011  February 28, 2015

Invesco Select Companies Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Strategic Income Fund
   Class A Shares                        Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares                        Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares                        Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares                        Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares                       Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares                       Contractual     0.57%      May 2, 2014       May 31, 2015

               AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Global Real Estate Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco High Yield Fund
   Class A Shares                        Contractual     1.50%      July 1, 2013      June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2013      June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2013      June 30, 2015
   Class R6 Shares                       Contractual     1.25%      July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2013      June 30, 2015
   Investor Class Shares                 Contractual     1.50%      July 1, 2013      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                     ------------ ----------  ------------------ -------------
Invesco Limited Maturity Treasury Fund
   Class A Shares                        Contractual     1.50%       July 1, 2012    June 30, 2015
   Class A2 Shares                       Contractual     1.40%       July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                        Contractual     1.25%       July 1, 2012    June 30, 2015

Invesco Real Estate Fund
   Class A Shares                        Contractual     2.00%       July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.75%       July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.75%       July 1, 2012    June 30, 2015
   Class R Shares                        Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R6 Shares                       Contractual     1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                        Contractual     1.75%       July 1, 2012    June 30, 2015
   Investor Class Shares                 Contractual     2.00%       July 1, 2012    June 30, 2015

Invesco Short Term Bond Fund
   Class A Shares                        Contractual     1.40%       July 1, 2013    June 30, 2015
   Class C Shares                        Contractual     1.75%/2/    July 1, 2013    June 30, 2015
   Class R Shares                        Contractual     1.75%       July 1, 2013    June 30, 2015
   Class R5 Shares                       Contractual     1.25%       July 1, 2013    June 30, 2015
   Class R6 Shares                       Contractual     1.25%       July 1, 2013    June 30, 2015
   Class Y Shares                        Contractual     1.25%       July 1, 2013    June 30, 2015

Invesco U.S. Government Fund
   Class A Shares                        Contractual     1.50%       July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.25%       July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R Shares                        Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                        Contractual     1.25%       July 1, 2012    June 30, 2015
   Investor Class Shares                 Contractual     1.50%       July 1, 2012    June 30, 2015

                             AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                     ------------ ----------  ------------------ -------------
Invesco American Value Fund
   Class A Shares                        Contractual     2.00%       July 1, 2013    June 30, 2015
   Class B Shares                        Contractual     2.75%       July 1, 2013    June 30, 2015
   Class C Shares                        Contractual     2.75%       July 1, 2013    June 30, 2015
   Class R Shares                        Contractual     2.25%       July 1, 2013    June 30, 2015
   Class R5 Shares                       Contractual     1.75%       July 1, 2013    June 30, 2015
   Class R6 Shares                       Contractual     1.75%       July 1, 2013    June 30, 2015
   Class Y Shares                        Contractual     1.75%       July 1, 2013    June 30, 2015

Invesco Comstock Fund
   Class A Shares                        Contractual     2.00%       July 1, 2012    June 30, 2015
   Class B Shares                        Contractual     2.75%       July 1, 2012    June 30, 2015
   Class C Shares                        Contractual     2.75%       July 1, 2012    June 30, 2015
   Class R Shares                        Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R5 Shares                       Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R6 Shares                       Contractual     1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                        Contractual     1.75%       July 1, 2012    June 30, 2015

Invesco Energy Fund
   Class A Shares                        Contractual     2.00%       July 1, 2009    June 30, 2015
   Class B Shares                        Contractual     2.75%       July 1, 2009    June 30, 2015
   Class C Shares                        Contractual     2.75%       July 1, 2009    June 30, 2015
   Class R5 Shares                       Contractual     1.75%       July 1, 2009    June 30, 2015
   Class Y Shares                        Contractual     1.75%       July 1, 2009    June 30, 2015
   Investor Class Shares                 Contractual     2.00%       July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares                        Contractual     1.10%   February 6, 2013  August 31, 2014
   Class B Shares                        Contractual     1.85%   February 6, 2013  August 31, 2014
   Class C Shares                        Contractual     1.85%   February 6, 2013  August 31, 2014
   Class R5 Shares                       Contractual     0.85%   February 6, 2013  August 31, 2014
   Class R6 Shares                       Contractual     0.85%   February 6, 2013  August 31, 2014
   Class Y Shares                        Contractual     0.85%   February 6, 2013  August 31, 2014
   Investor Class Shares                 Contractual     1.10%   February 6, 2013  August 31, 2014

Invesco Dividend Income Fund
   Class A Shares                        Contractual     1.14%   September 1, 2014 August 31, 2015
   Class B Shares                        Contractual     1.89%   September 1, 2014 August 31, 2015
   Class C Shares                        Contractual     1.89%   September 1, 2014 August 31, 2015
   Class R5 Shares                       Contractual     0.89%   September 1, 2014 August 31, 2015
   Class R6 Shares                       Contractual     0.89%   September 1, 2014 August 31, 2015
   Class Y Shares                        Contractual     0.89%   September 1, 2014 August 31, 2015
   Investor Class Shares                 Contractual     1.14%   September 1, 2014 August 31, 2015

Invesco Gold & Precious Metals Fund
   Class A Shares                        Contractual     2.00%     July 1, 2009     June 30, 2015
   Class B Shares                        Contractual     2.75%     July 1, 2009     June 30, 2015
   Class C Shares                        Contractual     2.75%     July 1, 2009     June 30, 2015
   Class Y Shares                        Contractual     1.75%     July 1, 2009     June 30, 2015
   Investor Class Shares                 Contractual     2.00%     July 1, 2009     June 30, 2015

Invesco Mid Cap Growth Fund
   Class A Shares                        Contractual     1.15%     July 15, 2013   August 31, 2015
   Class B Shares                        Contractual     1.90%     July 15, 2013   August 31, 2015
   Class C Shares                        Contractual     1.90%     July 15, 2013   August 31, 2015
   Class R Shares                        Contractual     1.40%     July 15, 2013   August 31, 2015
   Class R5 Shares                       Contractual     0.90%     July 15, 2013   August 31, 2015
   Class R6 Shares                       Contractual     0.90%     July 15, 2013   August 31, 2015
   Class Y Shares                        Contractual     0.90%     July 15, 2013   August 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class Y Shares                        Contractual     1.75%     July 1, 2012     June 30, 2015

Invesco Technology Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R5 Shares                       Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                        Contractual     1.75%     July 1, 2012     June 30, 2015
   Investor Class Shares                 Contractual     2.00%     July 1, 2012     June 30, 2015

Invesco Technology Sector Fund
   Class A Shares                        Contractual     2.00%   February 12, 2010  June 30, 2015
   Class B Shares                        Contractual     2.75%   February 12, 2010  June 30, 2015
   Class C Shares                        Contractual     2.75%   February 12, 2010  June 30, 2015
   Class Y Shares                        Contractual     1.75%   February 12, 2010  June 30, 2015

Invesco Value Opportunities Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R Shares                        Contractual     2.25%     July 1, 2012     June 30, 2015
   Class R5 Shares                       Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                        Contractual     1.75%     July 1, 2012     June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco High Yield Municipal Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%     July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%     July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.25%     July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%     July 1, 2012      June 30, 2015

Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                        Contractual     0.80%     July 1, 2013      June 30, 2015
   Class B Shares                        Contractual     1.55%     July 1, 2013      June 30, 2015
   Class C Shares                        Contractual     1.55%     July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual     0.55%     July 1, 2013      June 30, 2015

Invesco Municipal Income Fund
   Class A Shares                        Contractual     1.50%     July 1, 2013      June 30, 2015
   Class B Shares                        Contractual     2.25%     July 1, 2013      June 30, 2015
   Class C Shares                        Contractual     2.25%     July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual     1.25%     July 1, 2013      June 30, 2015
   Investor Class                        Contractual     1.50%    July 15, 2013      June 30, 2015

Invesco New York Tax Free Income Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%     July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%     July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%     July 1, 2012      June 30, 2015

Invesco Tax-Free Intermediate Fund
   Class A Shares                        Contractual     1.50%     July 1, 2012      June 30, 2015
   Class A2 Shares                       Contractual     1.25%     July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%    June 30, 2013      June 30, 2015
   Class R5 Shares                       Contractual     1.25%     July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%     July 1, 2012      June 30, 2015

                                     INVESCO MANAGEMENT TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                   Contractual     0.28%    June 26, 2014      June 30, 2015

                                     INVESCO SECURITIES TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive
   Allocation Fund                       Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                             as of July 1, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                     ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class              Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                        Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Government TaxAdvantage Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class              Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                        Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Liquid Assets Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class              Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                        Contractual     0.34%      July 1, 2009    December 31, 2014

STIC Prime Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class              Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                        Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                 Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                       Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class                   Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class             Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class              Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                         Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                        Contractual     0.41%/2/   July 1, 2009    December 31, 2014

Treasury Portfolio
   Cash Management Class                 Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                       Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                   Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class             Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class              Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                         Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                        Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 1, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                         Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                        Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. American Value Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                        Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares                         Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                        Contractual     1.01%     May 1, 2014     April 30, 2015

Invesco V.I. Comstock Fund
   Series I Shares                         Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                        Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. Core Equity Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Diversified Dividend Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Diversified Income Fund
   Series I Shares                         Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                        Contractual     1.00%     July 1, 2005    April 30, 2015

Invesco V.I. Equally-Weighted S&P 500
  Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                        Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Equity and Income Fund
   Series I Shares                         Contractual     1.50%     July 1, 2012    June 30, 2015
   Series II Shares                        Contractual     1.75%     July 1, 2012    June 30, 2015

Invesco V.I. Global Core Equity Fund
   Series I Shares                         Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                        Contractual     2.50%     July 1, 2012    June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 1, 2014


                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                         Contractual     2.00%       May 1. 2013    June 30, 2015
   Series II Shares                        Contractual     2.25%       May 1, 2013    June 30, 2015

Invesco V.I. Global Real Estate Fund
   Series I Shares                         Contractual     2.00%       May 1. 2013    June 30, 2015
   Series II Shares                        Contractual     2.25%       May 1, 2013    June 30, 2015

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual     1.50%       May 1, 2013    June 30, 2015
   Series II Shares                        Contractual     1.75%       May 1, 2013    June 30, 2015

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual     0.78%       May 1. 2013   April 30, 2015
   Series II Shares                        Contractual     1.03%       May 1, 2013   April 30, 2015

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual     1.50%       May 1, 2014    June 30, 2015
   Series II Shares                        Contractual     1.75%       May 1, 2014    June 30, 2015

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual     2.25%      July 1, 2012    June 30, 2015
   Series II Shares                        Contractual     2.50%      July 1, 2012    June 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                        Contractual     1.28%    April 30, 2014   April 30, 2015

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual     2.00%       May 1. 2013    June 30, 2015
   Series II Shares                        Contractual     2.25%       May 1, 2013    June 30, 2015

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual     2.00%      July 1, 2014    June 30, 2015
   Series II Shares                        Contractual     2.25%      July 1, 2014    June 30, 2015

Invesco V.I. Money Market Fund
   Series I Shares                         Contractual     1.50%       May 1. 2013    June 30, 2015
   Series II Shares                        Contractual     1.75%       May 1, 2013    June 30, 2015

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual     2.00%      July 1, 2012    June 30, 2015
   Series II Shares                        Contractual     2.25%      July 1, 2012    June 30, 2015

                                                             as of July 1, 2014


                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                       ------------ ---------- ----------------- -------------
Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual     2.00%      May 1. 2013    June 30, 2015
   Series II Shares                        Contractual     2.25%      May 1, 2013    June 30, 2015

Invesco V.I. Technology Fund
   Series I Shares                         Contractual     2.00%      May 1. 2013    June 30, 2015
   Series II Shares                        Contractual     2.25%      May 1, 2013    June 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual     2.00%      May 1. 2013    June 30, 2015
   Series II Shares                        Contractual     2.25%      May 1, 2013    June 30, 2015

                                                             as of July 1, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities
  Trust                                  Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust   Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust     Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of

       Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

     By:     /s/ John M. Zerr
             -----------------------
     Title:  Senior Vice President

     INVESCO ADVISERS, INC.

     By:     /s/ John M. Zerr
             -----------------------
     Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                            EXPIRATION
   SERIES TRUST)                WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------------  ---------------------------------------  -------------- ----------
 Invesco Strategic    Invesco will waive advisory fees in an     4/30/2014    06/30/2016
 Real Return Fund     amount equal to the advisory fees
                      earned on underlying affiliated
                      investments

  AIM INVESTMENT
  FUNDS (INVESCO                                                              EXPIRATION
 INVESTMENT FUNDS               WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------------  ---------------------------------------  -------------- ----------
 Invesco Global       Invesco will waive advisory fees in an     12/17/2013   06/30/2016
 Targeted Returns     amount equal to the advisory fees
 Fund                 earned on underlying affiliated
                      investments

 Invesco Strategic    Invesco will waive advisory fees in an      5/2/2014    06/30/2016
 Income Fund          amount equal to the advisory fees
                      earned on underlying affiliated
                      investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                          EXPIRATION
   SERIES TRUST)                WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------------  ---------------------------------------  -------------- ----------
 Premier Portfolio    Invesco will waive advisory fees in the     2/1/2011    12/31/2014
                      amount of 0.07% of the Fund's average
                      daily net assets

 Premier U.S.         Invesco will waive advisory fees in the     2/1/2011    12/31/2014
 Government           amount of 0.07% of the Fund's average
 Money Portfolio      daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                   EFFECTIVE DATE    COMMITTED UNTIL
 ---------                                  ------------------ ---------------
 Invesco American Franchise Fund            February 12, 2010  June 30, 2016
 Invesco California Tax-Free Income Fund    February 12, 2010  June 30, 2016
 Invesco Core Plus Bond Fund                  June 2, 2009     June 30, 2016
 Invesco Equally-Weighted S&P 500 Fund      February 12, 2010  June 30, 2016
 Invesco Equity and Income Fund             February 12, 2010  June 30, 2016
 Invesco Floating Rate Fund                   July 1, 2007     June 30, 2016
 Invesco Global Real Estate Income Fund       July 1, 2007     June 30, 2016
 Invesco Growth and Income Fund             February 12, 2010  June 30, 2016
 Invesco Low Volatility Equity Yield Fund     July 1, 2007     June 30, 2016
 Invesco Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2016
 Invesco S&P 500 Index Fund                 February 12, 2010  June 30, 2016
 Invesco Small Cap Discovery Fund           February 12, 2010  June 30, 2016
 Invesco Strategic Real Return Fund          April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

 PORTFOLIO                                   EFFECTIVE DATE    COMMITTED UNTIL
 ---------                                  ------------------ ---------------
 Invesco Charter Fund                         July 1, 2007     June 30, 2016
 Invesco Diversified Dividend Fund            July 1, 2007     June 30, 2016
 Invesco Summit Fund                          July 1, 2007     June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco European Small Company Fund          July 1, 2007     June 30, 2016
 Invesco Global Core Equity Fund              July 1, 2007     June 30, 2016
 Invesco International Small Company Fund     July 1, 2007     June 30, 2016
 Invesco Small Cap Equity Fund                July 1, 2007     June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco Convertible Securities Fund        February 12, 2010  June 30, 2016
 Invesco Global Low Volatility Equity
   Yield Fund                                 July 1, 2007     June 30, 2016
 Invesco Mid Cap Core Equity Fund             July 1, 2007     June 30, 2016
 Invesco Small Cap Growth Fund                July 1, 2007     June 30, 2016
 Invesco U.S. Mortgage Fund                 February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco Asia Pacific Growth Fund             July 1, 2007     June 30, 2016
 Invesco European Growth Fund                 July 1, 2007     June 30, 2016
 Invesco Global Growth Fund                   July 1, 2007     June 30, 2016
 Invesco Global Opportunities Fund           August 3, 2012    June 30, 2016
 Invesco Global Small & Mid Cap Growth Fund   July 1, 2007     June 30, 2016
 Invesco International Core Equity Fund       July 1, 2007     June 30, 2016
 Invesco International Growth Fund            July 1, 2007     June 30, 2016
 Invesco Select Opportunities Fund           August 3, 2012    June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco All Cap Market Neutral Fund        December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/      May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                  November 29, 2010   June 30, 2016
Invesco China Fund                            July 1, 2007     June 30, 2016
Invesco Developing Markets Fund               July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund          May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency
  Debt Fund                                  June 14, 2010     June 30, 2016
Invesco Endeavor Fund                         July 1, 2007     June 30, 2016
Invesco Global Health Care Fund               July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund            May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund         December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/    September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/    December 17, 2013   June 30, 2016
Invesco International Total Return Fund       July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund             December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets
  Fund                                     December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund    December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund              December 17, 2013   June 30, 2016
Invesco Pacific Growth Fund                February 12, 2010   June 30, 2016
Invesco Premium Income Fund                December 13, 2011   June 30, 2016
Invesco Select Companies Fund                 July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                 May 2, 2014      June 30, 2016

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Corporate Bond Fund                February 12, 2010   June 30, 2016
Invesco Global Real Estate Fund               July 1, 2007     June 30, 2016
Invesco High Yield Fund                       July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund        July 1, 2007     June 30, 2016
Invesco Money Market Fund                     July 1, 2007     June 30, 2016
Invesco Real Estate Fund                      July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                  July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                  July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco American Value Fund                February 12, 2010  June 30, 2016
 Invesco Comstock Fund                      February 12, 2010  June 30, 2016
 Invesco Energy Fund                          July 1, 2007     June 30, 2016
 Invesco Dividend Income Fund                 July 1, 2007     June 30, 2016
 Invesco Gold & Precious Metals Fund          July 1, 2007     June 30, 2016
 Invesco Mid Cap Growth Fund                February 12, 2010  June 30, 2016
 Invesco Small Cap Value Fund               February 12, 2010  June 30, 2016
 Invesco Technology Fund                      July 1, 2007     June 30, 2016
 Invesco Technology Sector Fund             February 12, 2010  June 30, 2016
 Invesco Value Opportunities Fund           February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco High Yield Municipal Fund          February 12, 2010  June 30, 2016
 Invesco Intermediate Term Municipal
   Income Fund                              February 12, 2010  June 30, 2016
 Invesco Municipal Income Fund              February 12, 2010  June 30, 2016
 Invesco New York Tax Free Income Fund      February 12, 2010  June 30, 2016
 Invesco Tax-Exempt Cash Fund                 July 1, 2007     June 30, 2016
 Invesco Tax-Free Intermediate Fund           July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco V.I. American Franchise Fund       February 12, 2010  June 30, 2016
 Invesco V.I. American Value Fund           February 12, 2010  June 30, 2016
 Invesco V.I. Balanced-Risk Allocation
   Fund/5/                                  December 22, 2010  June 30, 2016
 Invesco V.I. Comstock Fund                 February 12, 2010  June 30, 2016
 Invesco V.I. Core Equity Fund                July 1, 2007     June 30, 2016
 Invesco V.I. Diversified Dividend Fund     February 12, 2010  June 30, 2016
 Invesco V.I. Diversified Income Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010  June 30, 2016
 Invesco V.I. Equity and Income Fund        February 12, 2010  June 30, 2016
 Invesco V.I. Global Core Equity Fund       February 12, 2010  June 30, 2016
 Invesco V.I. Global Health Care Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Global Real Estate Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Government Securities Fund      July 1, 2007     June 30, 2016
 Invesco V.I. Growth and Income Fund        February 12, 2010  June 30, 2016
 Invesco V.I. High Yield Fund                 July 1, 2007     June 30, 2016
 Invesco V.I. International Growth Fund       July 1, 2007     June 30, 2016
 Invesco V.I. Managed Volatility Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Mid Cap Core Equity Fund        July 1, 2007     June 30, 2016
 Invesco V.I. Mid Cap Growth Fund           February 12, 2010  June 30, 2016
 Invesco V.I. Money Market Fund               July 1, 2007     June 30, 2016
 Invesco V.I. S&P 500 Index Fund            February 12, 2010  June 30, 2016
 Invesco V.I. Small Cap Equity Fund           July 1, 2007     June 30, 2016
 Invesco V.I. Technology Fund                 July 1, 2007     June 30, 2016
 Invesco V.I. Managed Volatility Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Value Opportunities Fund        July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Balanced-Risk Aggressive
   Allocation Fund                           January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Conservative Income Fund                  TBD         June 30, 2016

                               CLOSED-END FUNDS

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Municipal Income Opportunities
   Trust                                       June 1, 2010    June 30, 2016
 Invesco Quality Municipal Income Trust        June 1, 2010    June 30, 2016
 Invesco Value Municipal Income Trust          June 1, 2010    June 30, 2016

                                                               Sub-Item 77Q1(e)

                          EIGHTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Eighth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               -----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -----------------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                  EFFECTIVE DATE   COMMITTED UNTIL/*/
 ---------                                ------------------ -----------------
 Invesco American Franchise Fund          February 12, 2010
 Invesco California Tax-Free Income Fund  February 12, 2010
 Invesco Core Plus Bond Fund                 June 2, 2009
 Invesco Equally-Weighted S&P 500 Fund    February 12, 2010
 Invesco Equity and Income Fund           February 12, 2010
 Invesco Floating Rate Fund                 April 14, 2006
 Invesco Global Real Estate Income Fund     March 9, 2007
 Invesco Growth and Income Fund           February 12, 2010
 Invesco Low Volatility Equity Yield Fund   March 31, 2006
 Invesco Pennsylvania Tax Free Income
   Fund                                   February 12, 2010
 Invesco S&P 500 Index Fund               February 12, 2010
 Invesco Small Cap Discovery Fund         February 12, 2010
 Invesco Strategic Real Return Fund         April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

 PORTFOLIO                                  EFFECTIVE DATE   COMMITTED UNTIL/*/
 ---------                                ------------------ -----------------
 Invesco Charter Fund                       June 21, 2000
 Invesco Diversified Dividend Fund        December 28, 2001
 Invesco Summit Fund                        July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco European Small Company Fund       August 30, 2000
 Invesco Global Core Equity Fund          December 27, 2000
 Invesco International Small Company Fund  August 30, 2000
 Invesco Small Cap Equity Fund             August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco Convertible Securities Fund      February 12, 2010
 Invesco Global Low Volatility Equity
   Yield Fund                             September 1, 2001
 Invesco Mid Cap Core Equity Fund         September 1, 2001
 Invesco Small Cap Growth Fund            September 11, 2000
 Invesco U.S. Mortgage Fund               February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco Asia Pacific Growth Fund           June 21, 2000
 Invesco European Growth Fund               June 21, 2000
 Invesco Global Growth Fund                 June 21, 2000
 Invesco Global Opportunities Fund          August 1, 2012
 Invesco Global Small & Mid Cap Growth
   Fund                                     June 21, 2000
 Invesco International Core Equity Fund   November 25, 2003
 Invesco International Growth Fund          June 21, 2000
 Invesco Select Opportunities Fund          August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco All Cap Market Neutral Fund      December 17, 2013
 Invesco Balanced-Risk Allocation Fund       May 29, 2009
 Invesco Balanced-Risk Commodities
   Strategy Fund                          November 29, 2010
 Invesco China Fund                         March 31, 2006
 Invesco Developing Markets Fund          September 1, 2001
 Invesco Emerging Market Local Currency
   Debt Fund                                June 14, 2010
 Invesco Emerging Markets Equity Fund        May 11, 2011
 Invesco Endeavor Fund                     November 4, 2003
 Invesco Global Health Care Fund          September 1, 2001
 Invesco Global Infrastructure Fund          May 2, 2014
 Invesco Global Market Neutral Fund       December 17, 2013
 Invesco Global Markets Strategy Fund     September 26, 2012
 Invesco Global Targeted Returns Fund     December 17, 2013
 Invesco International Total Return Fund    March 31, 2006
 Invesco Long/Short Equity Fund           December 17, 2013
 Invesco Low Volatility Emerging Markets
   Fund                                   December 17, 2013
 Invesco MLP Fund                           April 30, 2014
 Invesco Macro International Equity Fund  December 17, 2013
 Invesco Macro Long/Short Fund            December 17, 2013
 Invesco Pacific Growth Fund              February 12, 2010
 Invesco Premium Income Fund              December 13, 2011
 Invesco Select Companies Fund             November 4, 2003
 Invesco Strategic Income Fund               May 2, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ------------------ -----------------
 Invesco Corporate Bond Fund              February 12, 2010
 Invesco Global Real Estate Fund            April 29, 2005
 Invesco High Yield Fund                     June 1, 2000
 Invesco Limited Maturity Treasury Fund      June 1, 2000
 Invesco Money Market Fund                   June 1, 2000
 Invesco Real Estate Fund                 September 11, 2000
 Invesco Short Term Bond Fund              August 29, 2002
 Invesco U.S. Government Fund                June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco American Value Fund                February 12, 2010
Invesco Comstock Fund                      February 12, 2010
Invesco Dividend Income Fund               November 25, 2003
Invesco Energy Fund                        November 25, 2003
Invesco Gold & Precious Metals Fund        November 25, 2003
Invesco Mid Cap Growth Fund                February 12, 2010
Invesco Small Cap Value Fund               February 12, 2010
Invesco Technology Fund                    November 25, 2003
Invesco Technology Sector Fund             February 12, 2010
Invesco Value Opportunities Fund           February 12, 2010

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco High Yield Municipal Fund          February 12, 2010
Invesco Intermediate Term Municipal        February 12, 2010
  Income Fund
Invesco Municipal Income Fund              February 12, 2010
Invesco New York Tax Free Income Fund      February 12, 2010
Invesco Tax-Exempt Cash Fund                 June 1, 2000
Invesco Tax-Free Intermediate Fund           June 1, 2000

       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Premier Portfolio                          November 25, 2003
Premier Tax-Exempt Portfolio               November 25, 2003
Premier U.S. Government Money Portfolio    November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco V.I. American Franchise Fund       February 12, 2010
Invesco V.I. American Value Fund           February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund    May 1, 2000
Invesco V.I. Comstock Fund                 February 12, 2010
Invesco V.I. Core Equity Fund                 May 1, 2000
Invesco V.I. Diversified Dividend Fund     February 9, 2010
Invesco V.I. Diversified Income Fund          May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010
Invesco V.I. Equity and Income Fund        February 12, 2010
Invesco V.I. Global Core Equity Fund       February 10, 2010
Invesco V.I. Global Health Care Fund        April 30, 2004
Invesco V.I. Global Real Estate Fund        April 30, 2004
Invesco V.I. Government Securities Fund       May 1, 2000
Invesco V.I. Growth and Income Fund        February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund                 May 1, 2000
Invesco V.I. International Growth Fund       May 1, 2000
Invesco V.I. Managed Volatility Fund        April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund     September 10, 2001
Invesco V.I. Mid Cap Growth Fund          February 12, 2010
Invesco V.I. Money Market Fund               May 1, 2000
Invesco V.I. S&P 500 Index Fund           February 12, 2010
Invesco V.I. Small Cap Equity Fund        September 1, 2003
Invesco V.I. Technology Fund                April 30, 2004
Invesco V.I. Value Opportunities Fund     September 10, 2001

                          INVESCO MANAGEMENT TRUST

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL*
----                                      ------------------ -----------------
Invesco Conservative Income Fund            June 26, 2014

                          INVESCO SECURITIES TRUST

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL*
----                                      ------------------ -----------------
Invesco Balanced-Risk Aggressive           January 16, 2013
  Allocation Fund

                        SHORT-TERM INVESTMENTS TRUST

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                      ------------------ -----------------
Government & Agency Portfolio                June 1, 2000
Government TaxAdvantage Portfolio            June 1, 2000
Liquid Assets Portfolio                      June 1, 2000
STIC Prime Portfolio                         June 1, 2000
Tax-Free Cash Reserve Portfolio              June 1, 2000
Treasury Portfolio                           June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

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